CONSOLIDATED STATEMENTS OF CASH FLOWS - HKD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024	Dec. 31, 2023
Operating activities
Net Income (Loss)	$ (1,939)	$ (7,910)	$ (66)
Changes in operating assets and liabilities:
Deposits, prepayment and other receivables		4,269	(715)
Other payables and accruals	92	(635)	398
Tax payables		(12,980)	1,047
Net cash generated from/(used in) operating activities	(1,847)	(17,256)	664
Investing activity
(Purchase)/Proceeds from disposal of plant and machinery		445	(7)
Net cash (used in)/generated from investing activity		445	(7)
Financing activity
Dividends paid		(35,321)	0
Net cash used in financing activity		(35,321)	0
Net increase/(decrease) in cash and cash equivalents	(1,847)	(52,132)	657
Cash and cash equivalents, beginning of year	44,171	96,303	95,646
Cash and cash equivalents, end of year	42,324	44,171	96,303
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Interest income	$ 1,732	4,543	4,065
Hong Kong income taxes paid		$ 16,930	$ 0